SALE OF RENEWAL RIGHTS	12 Months Ended
Dec. 31, 2025
Reinsurance Disclosures [Abstract]
SALE OF RENEWAL RIGHTS	SALE OF RENEWAL RIGHTS
On October 26, 2025, the Company entered into a Master Transaction Agreement (the “ROW Master Transaction Agreement”) with American International Group, Inc. (the “Buyer”), pursuant to which the Company agreed to cause (i) Everest International Australia and Singapore branches, (ii) Ireland Insurance UK branch and (iii) Everest National, Everest Indemnity, Everest Security, Everest Premier and Everest Denali, Everest Assurance and Everest Reinsurance Company to sell to Buyer the renewal rights in respect of certain lines of Commercial Retail Insurance business, subject to certain exclusions as set forth in the ROW Master Transaction Agreement, for an aggregate purchase price of $252 million.
Pursuant to the ROW Master Transaction Agreement, if the gross written premium paid and payable to the Buyer in respect to the Aggregate Renewed Premiums (as defined in the ROW Master Transaction Agreement) from the closing date of the transaction to December 31, 2027 are less than 80% of the aggregate premiums for the year ended December 31, 2025, the Company will reimburse a portion of the aggregate purchase price under the ROW Master Transaction Agreement to the Buyer based on the relative percentage of such 2025 premiums renewed, which amount shall not exceed $70 million.
The closing of the transaction pursuant to the ROW Master Transaction Agreement occurred on October 26, 2025. Upon closing of the transaction, the Company recognized a $204 million gain on sale included in other income (expense) in its consolidated statements of operations for the year ended December 31, 2025. The remaining $47 million was recorded as a liability within Other liabilities on the Company’s consolidated balance sheet as of December 31, 2025 due to significant uncertainty related to factors outside the Company's influence, including the Buyer's underwriting decisions and the period until resolution. The Company also received and recognized $30 million for originating and structuring the transaction in other income (expense) in its consolidated statements of operations for the year ended December 31, 2025.
In addition, on October 26, 2025, the Company entered into a Master Transaction Agreement (the “EU Master Transaction Agreement,” and together with the ROW Master Transaction Agreement, the “Master Transaction Agreements”), between the Company and the Buyer, pursuant to which the Company agreed to cause Ireland Insurance to sell to the Buyer, the renewal rights in respect of certain lines of Commercial Retail Insurance business written by Ireland Insurance in certain countries in the European Union, for an aggregate purchase price of $49 million.
The closing of the transaction pursuant to the EU Master Transaction Agreement is subject to the receipt of antitrust approvals from the European Commission and other customary closing conditions, which occurred on December 10,
2025. Upon closing of the transaction, the Company recognized a $55 million gain on sale included in other income (expense) in its consolidated statements of operations for the year ended December 31, 2025.
Under the Master Transaction Agreements, the Buyer has also agreed to pay the Company a total of $10 million per month for nine months for specified transition services starting January 1, 2026.
In addition, as a result of the Master Transaction Agreements, the Company also recorded severance and impairments of capitalized software in the amount of $28 million and $83 million, respectively, for the year ended December 31, 2025. Legal expenses and merger and acquisition fees related to the sale were $21 million for the year ended December 31, 2025. These expenses were recorded in other income (expense) in its consolidated statements of operations for the year ended December 31, 2025.